Exhibit 99.10

Header of all slides
[Logo]  Microsemi                   more than solutions - enabling possibilities
                                                       Investor Day| 11/8/2001 |
                                                        http://www.microsemi.com


Slide 1

Managing Light and Temperature, Optical Communications
Andrew Popp, Strategic Business Development

Slide 2

Opto-Electronic Products
Managing Light and Temperature in Optical Networking Applications
[graphic of Networking]  City, Submarine Repeaters, City, Point-to-Pont
                         Terminal, Double Route Protection Path, Regenerator, Survivable Ring Nodes, Ring, Optical Amplifiers and Wavelength Division Multiplexing Support, Radio tower, Add/Drop Multiplexer, Tributaries, Optical Hub, Spur Routes

Slide 3

Market Overview
Total Available Market (semiconductors for fiber optic modules)
Data taken from Gartner "Fiber-Optic Food Chain" 03/12/01
  $1,363M for 2002
  $1,877M for 2003
  $2,894M for 2004
Microsemi - Served Available Market (over the next three years)
 . Photo Diodes
  -   Short Reach    $240K    $316K    $344K
  -   Long Haul    $2,348K  $4,102K  $7,550K

 . Transimpedance Amplifiers
                   $1,137K  $2,104K  $4,590K

 . Laser Drivers
                   $1,231K  $2,144K  $4,503K

 . Thermoelectric Cooler Controllers (not included in Gartner report)
                     $500K  $1,080K  $2,338K

based on 5%

Slide 4

What Sets Us Apart?
 . Photo Diodes (GaAs and InGaAs)
  -    High-Speed
  -    High Responsivity
  -    Low Dark Current
  -    Flip Chip and Arrays
 . Thermoelectric Cooler Controllers
  -    Pulse Width Modulator technology used to reduce power consumption
  -    Bi-Polar (heat/cool) for precision temperature stability
  -    Reduced component count
 . Transient Voltage Suppression (TVS)
  -    Electro-Static Discharge suppression
  -    High-Speed Applications
  -    Low junction capacitance
 . Transimpedance Amplifier (TIA) Development
  -    InGaP/GaAs HBT technology for OC-192 TIA
[graphic of Microsemi MXP7A01]
[graphic of Microsemi MXP400SC]
[picture of components]
[picture of circuit board]

Slide 5


What Sets Us Apart


Typical Optical Network

             Transmitter                             Optical Amplifier                      Receiver
  ------------------------------              -----------------------------       ---------------------------
          ESD         Monitor                           Monitor                     Photo
      Protection       Photo                             Photo                      Diode          TIA
                       Diode                             Diode
                                                                                                   ESD
                       TEC         -->                   TEC          -->          Receiver    Protection
         Laser      Controller                 Laser   Controller               ->Electronics-->
        Driver-->                              Driver
                      Light                              Light
                     Source                              Source
  ------------------------------              -----------------------------       ---------------------------
       Electrical Signal                             Optical Signal                    Electrical Signal

                                     InGaAs                        GaAs                 TVS        TEC         Laser     TIA
                                                                                                 Controller   Drivers
                             --------------------------    ------------------------   -------   ----------- ---------- -------
                               10 Gbps       Monitor        10 Gbps      Flip Chip     ESD          Bi-      10 Gbps   10 Gbps
                             Photo Diode   Photo Diode     Photo Diode  1x4 Array     Polymer   Directional
Microsemi                         x            x               x            x           x            x          o         o
Anadigics (Telcom)                             x                                                                          x
Finisar (Sensors Unlimited)                    x
Agere (Ortel)                     x            x                                                                x         x
JDSU (EPITAXX)                    x            x                                                                x         x
Fermionics                        x            x
TrueLight                                      x
EMCORE                                         x                            x
Vitesse                                                                                                         x         x
AMCC                                                                                                            x
Maxim                                                                                                           x         x
Conexant (Mindspeed)                                                                                            x
Linear Tech                                                                                          x
Texas Instruments                                                                                    x
Hytek                                                                                                x
ThermOptics                                                                                          x
------------------------------------------------------------------------------------------------------------------------------

  o = In Development

Slide 6

Dollars per Widget ($/W)

Typical Optical Transponder

                  --------------------------------------------------------------------------
Tx - Transmit                 TEC                        Monitor
                             Controller       Laser        Photo              ESD
  ----------------                           ---Driver     Diode            Protection
                             Light
        Optical              Source                                                           Electrical
         Signal  ---------------------------------------------------------------------------     Signal

                              Photo          TIA         Receiver             ESD
                              Diode----           ---   Electronics           Protection
Rx - Receive
  ---------      ---------------------------------------------------------------------------

[picture of typical optical transponder]

 Product Type          Division                  Comments                             ASP
-------------------  --------------        ----------------------                   ------
PowerMite Schottky    PowerMite Group      Standard power supply Schottky (4 per)  $  1.00
TEC Controller        Power Management     +/- 0.1C stability with A/D converter   $ 15.00
InGaAs Photo Diode    Power Management     OC-192          10 Gbps Receiver        $ 30.00
InGaAs Photo Diode    Power Management     Monitor photo diode (Tx and FOA)        $  5.00
Transimpedance Amp    WaveSys              OC-192          10 Gbps Receiver        $ 60.00
Laser Driver          Power Management     OC-192          10 Gbps Receiver        $ 75.00
ESD Protection        Protection Products  High-Speed Polymer TVSF                 $  2.00
                                                                                   $188.00

Slide 7

Highlight Products

MXP4003 InGaAs Photo Diode
  -   Designed for OC-192 Receivers
  -   Large Active Area allows easy fiber alignment (40um dia)
      --  Reduces cost of capital for manufacturers
  -   Excellent Responsivity (above 1.0 Amp/Watt - typ)
      --  BER is 100% better than competition
      --  Fewer Optical Amplifiers
  -   Very Low Dark Current (below 0.1 nAmps - typ)
  -   Great Sensitivity due to combination of high Responsivity and low Dark
      Current
  -   Available in chip form for Module manufacturers

Typical Spectral Responsivity


Wavelength (nm)    Amp/Watt

800                 0.104               0.645161
900                 0.262               0.725806
1000                0.54                0.806452
1100                0.673               0.887097
1200                0.807               0.967742
1300                0.854               1.048387
1400                0.992               1.129032
1500                1.069               1.209677
1600                1.016               1.290323
1700                0.099               1.370968

End Applications
 .    1310nm Cable TV, Gigabit, Ethernet, Fiber Channel
 .    1550nm SONET/SDH, ATM
 .    Optical Transponders
[graphic of Microsemi MXP4003]

[schematic of Microsemi MXP4003]  MXP4003, Anode, 45, MICROSEMI, 355.6um +/-
                                  25um, (center line)40um +/- 2um, Bond Pad,
                                  355.6um +/-
                                  25um, (center line)40um +/- 2um, Active Area, 150um +/-
                                  20um, 355.6um +/- 25um

Slide 8

Highlight Products

MXP7A01 GaAs PD 1x4 Array - 10Gbps
 -    850nm Wavelength Sensitivity
 -    Wide Bandwidth
 -    Low Dark Current
 -    GaAs semi-insulating construction
 -    Datasheet Available Online
 -    Samples Available
[graphic of Microsemi MXP7A02]
[graphic of Microsemi MXP7A01]
[schematic of Microsemi MXP7A01]  Microsemi MXP7A01, 406.4um +/- 25um, 250um
                                  Center to Center, 1168.4um +/- 25um, 183um,
                                  75um Sq +/- 2um, 50um +/- 2um , 50um+/-
                                  2um, Anode, Anode, Anode, Anode, (center line) 75um
                                  Active Area, 1168.4um +/-25um, 100um

End Applications
 .    Gigabit Ethernet, Fiber Channel
 .    SFF Transceiver Modules
 .    Optical Transponders

Slide 9

Highlight Products

LX1810 TEC Controller
 -    Thermoelectric Cooler Controller simplifies design and lowers component count
 -    Pulse Width Modulation (PWM) technology increases   efficiency and does
      not require heat sink
 -    Temperature stability to +/- 1.0 (degrees C)
 -    Variable Input Voltage
 -    Heat and Cool control
 -    On-Chip MOSFET drivers
 -    Output Current Limiter
[picture of controller]
[picture of circuit board]
[schematic of LX1810 TEC Controller]  Wavelength Lock, Monitor PD, TEC, LASER
                                      Diode, Thermistor, LX1810 TEC Controller,
                                      Vin, DAC sets temp reference, RThermister
End Applications
 .    Laser Modules
 .    RF Power Amplifiers
 .    Temp. Sensitive Components

Slide 10

Highlight Products

LX1811 - Next Generation Controller
 -    Low Voltage Vcc (3.3VDC and +5VDC)
 -    Reduced quiescent currents for improved efficiency at low Vcc
 - Integrated precision error amp for precise temperature control (+/- 0.1/degrees C)
 -    Larger MOSFET gate drive capability (up to 20 nC)
 -    Voltage reference for DAC
 -    Wave shaping for EMI reduction
 -    Current sense input
 -    Over-current limit
 -    Over-voltage clamp
 -    Small form micro leadframe package MLP package
 - Commercial and Industrial temperature ranges (-20 degrees C to + 85 degrees C)
[graphic of component]

Slide 11

New TVS Concept- Polymer

What is a Polymer TVS product?

The Polymer holds metallic spheres randomly dispersed throughout the compound. A transient occurrence causes "tunneling effect" quickly shunting the transient away from the device being protected.

 .  Polymer TVS product is a joint developmental product
 .  Key Features
   -    Ultra Low Capacitance (less than 0.2pF)
   -    RF performance to 12GHz with little to no oscillation
   -    Inherently Bi-Directional
   -    Small size
   -    Low cost
 .  What does it not do?
   - Protect low voltage circuits (only for applications where device can handle 150 Volts or more)
   -    Does not provide lightning protection, only ESD
 .  Designed for ultra high speed applications
   -    RF and Optoelectronics
   -    Mobile phone applications


             Voltage                         Voltage
             Transient                       TVSF
|
|             x                            |
|          x x  x                          |
|         xx xxxx xx                       |
|       xx xxxxxx xxx                      |
|      xxxxxxxxxxxx x                      |      x
|     xxxxxxxxxxxxxxxxx                    |    x xxx
|    xxxxxxxxxxxxxxxxxxx                   |  x xxxxxxxxxxxxxxxxx
|   xxxxxxxxxxxxxxxxxxxx                   | xxxxxxxxxxxxxxxxxxxxx
------------------------                   -----------------------------------
                     time                                               time

Slide 12

Highlight Products

TVSF0805 / TVSF1206 Series
 -    Designed for Electrostatic Discharge (ESD) protection
 -    Ultra Low Capacitance for High-Speed applications
 -    Will not cause signal distortion at high frequencies
 -    Ultra Low Leakage over temperature
 -    High-Tech Polymer material
 -    Compliant with IEC6000 standard for the human body model of ESD
 -    300 Watts max (ESD only)
[picture of components]
[graph of TVSF0805 Single Line Bi-Directional]
[graph of TVSF1206 Single Line Bi-Directional]

End Applications
 .    Photo Diodes
 .    RF Amplifiers
 .    Mobile Phone Antennas

Slide 13

Leveraging Intellectual Property

 .  From Audio - to Opto - to Car Seat Coolers
   - Luxury Car Seats with integrated Heat / Cool features using thermoelectric cooler technology
   -  LX1810 TEC controller can drive car seat module
 .  From Satellite SunSensors - to Fiber Optic - to Visible Light Detectors for
   PDAs/Auto
   - Silicon photo diodes with special comparative detection filtering and to sample and detect specific light wavelengths
   - Ideal for visible ambient light detection systems for PDAs and automotive displays
 .  Planar waveguide circuits for DWDM
   - Wave guides and Bragg filters will polarize and lose data bits with temperature shifts